Earnings per share (basic and diluted)	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Earnings per share (basic and diluted)	Earnings per share (basic and diluted)
Basic earnings per share is calculated by dividing net income for the period attributed to the owners of the parent by the weighted average number of ordinary shares outstanding during the period.
Diluted earnings per share is calculated by dividing net income attributable to owners of XP Inc by the weighted average number of shares outstanding during the year plus the weighted average number of shares that would be issued on conversion of all dilutive potential shares into shares by applying the treasury stock method. The shares in the share-based plan are the only shares with potential dilutive effect.
The following table presents the calculation of net income applicable to the owners of the parent and basic and diluted EPS for the years ended December 31, 2024, 2023 and 2022.

	2024	2023	2022

Net Income attributable to owners of the Parent	4,513,409	3,898,702	3,579,050
Basic weighted average number of outstanding shares (i) (iii)	541,673	539,835	555,429
Basic earnings per share - R$	8.3324	7.2220	6.4438

Effect of dilution
Share-based plan (ii) (iii)	6,646	4,377	17,577
Diluted weighted average number of outstanding shares (iii)	548,319	544,212	573,006
Diluted earnings per share - R$	8.2314	7.1639	6.2461

(i)See on note 25, the number of XP Inc.’s outstanding common shares during the year.
(ii)See on note 33, the number of shares granted and forfeited during the year regarding XP Inc.’s share-based plan.
(iii)Thousands of shares.